     Morgan Stanley Institutional Fund Trust Intermediate Duration Portfolio
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Daimle  5/10/    -     $99.99 $2,000,  1,100,    0.06%  0.47%    Banc   Deutsc
   r      05                  000,000    000                      of      he
Chrysl                                                          Americ   Bank
  er                                                              a
 Auto                                                           Securi
 Trust                                                           ties
2005-B                                                           LLC,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y

Harrah  5/19/    -     $99.25 $750,00  215,00    0.03%  0.09%   Citigr  Citigr
  's      05                   0,000      0                      oup,     oup
Operat                                                           RBS
  ing                                                           Greenw
Compan                                                           ich
y Inc.                                                          Capita
                                                                  l,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Commer
                                                                zbank
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Scotia
                                                                Capita
                                                                l, BNP
                                                                Pariba
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.

                                                                JPMorg
                                                                 an,
                                                                Merril
                                                                  l
                                                                Lynch
Nissan  5/23/    -     $99.99 $1,425,  1,700,    0.12%  0.69%   & Co.,  JPMorg
 Auto     05                  028,000    000                     ABN      an
2005-B                                                           AMRO    Chase
  A3                                                            Incorp
                                                                orated
                                                                  ,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                y, SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                g, The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.
                                                                 Banc
                                                                  of
Knight  8/16/    -     $99.50 $400,00  385,00    0.00%  0.13%   Americ   Bank
Ridder    05                   0,000      0                       a       of
 Inc.                                                           Securi  Americ
                                                                 ties      a
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                tites,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.